Exhibit 32.2



                            QUADRAMED CORPORATION
              SARBANES-OXLEY ACT SECTION 906 CERTIFICATION


     In connection with this Quarterly Report on Form 10-Q of QuadraMed Corporation for the period ended March 31, 2003, I, Lawrence P. English, Chairman of the Board and Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. This Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.



Date:  September 19, 2003               /s/ Charles J. Stahl
                                        --------------------------------------
                                        Charles J. Stahl
                                        Chief Financial Officer



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